                                 PROMISSORY NOTE

$50,000.00                                            June 6, 2005
                                                      Jersey City, New Jersey

        FOR VALUE RECEIVED, NEOGENOMICS, INC., a Nevada corporation (hereafter
"Borrower"), promises to pay to the order of CORNELL CAPITAL PARTNERS, LP, a
Delaware limited partnership (hereafter "Lender"), at its office located at 101
Hudson Street, Suite 3700, Jersey City, New Jersey 07302, or at such other location or address as Lender may direct from time to time, the principal sum of
Fifty Thousand Dollars ($50,000) (the "Principal Amount"), said principal being payable as follows:

        This Promissory Note shall become due and payable upon the earlier of the date (the "Due Date") which is (i) one year from the date hereof, or (ii) the date the Company receives advances under the Standby Equity Distribution
Agreement dated the date hereof between the Borrower and the Lender ("SEDA") in an amount greater than or equal to Two Million Five Hundred Thousand Dollars
($2,500,000). This Promissory Note shall bear interest at the lowest applicable federal rate as specified by the Internal Revenue Service for obligations maturing in one year or less as of the date hereof. The Borrower's obligations under this Promissory Note shall cease if the Borrower terminates the SEDA in accordance with Section 10.2 thereof prior to the Due Date.

        No delay or omission on the part of Lender in the exercise of any right hereunder shall operate as a waiver of such right or of any other right under this Promissory Note. A waiver by Lender of any right or remedy conferred to it hereunder on any one occasion shall not be construed as a bar to, or waiver of, any such right and/or remedy as to any future occasion.

        The Borrower and all persons now or hereafter becoming obligated or liable for the payment hereof do jointly and severally waive demand, notice of non-payment, protest, notice of dishonor and presentment.

        The undersigned does not intend or expect to pay, nor does Lender intend or expect to charge, collect or accept, any interest greater than the highest legal rate of interest which may be charged under any applicable law. Should the acceleration hereof or any charges made hereunder result in the computation or earning of interest in excess of such legal rate, any and all such excess shall be and the same is hereby waived by Lender, and any such excess shall be credited by Lender to the balance hereof.

        Each maker, endorser, or any other person, firm or corporation now or hereafter becoming liable for the payment of the loan evidenced by this
Promissory Note, hereby consents to any renewals, extensions, modifications, release of security, or any indulgence shown to or any dealings between Lender and any party now or hereafter obligated hereunder, without notice, and jointly and severally agree, that they shall remain liable hereunder notwithstanding any such renewals, extensions, modifications or indulgences, until the debt evidenced hereby is fully paid.

        Principal may be prepaid in whole or in part at any time prior to the maturity of this Promissory Note. There is no prepayment fee or penalty. Each

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prepayment of principal shall be applied against the payments last due under this Promissory Note. No partial prepayment of principal shall act to suspend, postpone or waive any regularly scheduled payment of principal under this
Promissory Note

        Any payment of principal under this Promissory Note which is not paid within 5 days of the Due Date, shall bear interest at the rate of twelve (12)
percent per annum commencing on the date immediately following the day upon which the payment was due.

        This Promissory Note shall be construed and enforced according to the laws of the State of New Jersey, excluding all principles of choice of laws, conflict of laws or comity. Each person now or hereafter becoming obligated for the payment of the indebtedness evidenced hereby expressly consents to personal jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson
County, New Jersey and the United States District Court of New Jersey, sitting in Newark, New Jersey, in the event of any litigation in any way arising out of the loan evidenced hereby, or any property given as collateral for the loan.

        The terms of this promissory note may not be changed orally.

        BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT
WHICH IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED
HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH, THIS PROMISSORY NOTE, OR
ANY LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH, OR THE FINANCING
CONTEMPLATED HEREBY, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS
(WHETHER ORAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A
MATERIAL INDUCEMENT FOR THE LENDER EXTENDING THE LOAN EVIDENCED BY THIS
PROMISSORY NOTE.

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        IN WITNESS WHEREOF, with the intent to be legally bound hereby, the Company has executed this Promissory Note as of the date first written above.

                                                     NEOGENOMICS, INC.

                                                     By:/s/ Robert P. Gasparini

                                                     Name:    Robert P. Gasparini
                                                     Title:   President